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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14C

                 INFORMATION STATEMENT PURSUANT TO SECTION 14(c)
           OF THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. ____)

Check the appropriate box:

[ ]    Preliminary Information Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
[X]    Definitive Information Statement

                           WORLDWIDE EQUIPMENT CORP.
       -----------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]    No fee required.
[ ]    Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.
       (1)   Title of each class of securities to which transaction applies:

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       (2)   Aggregate number of securities to which transaction applies:

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       (3)   Per unit price or other underlying value of transaction
             computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined):

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       (4)   Proposed maximum aggregate value of transaction:

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       (5)   Total fee paid:

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[ ]  Fee paid previously by written preliminary materials.
[ ]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form of Schedule and the date of its filing.

       (1)   Amount Previously Paid:

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       (2)   Form, Schedule or Registration Statement No.:

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       (3)   Filing Party:

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       (4)   Date Filed:

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                            WORLDWIDE EQUIPMENT CORP.
                       700 YGNACIO VALLEY ROAD, SUITE #300
                             WALNUT CREEK, CA 94596



                       NOTICE OF ACTION BY WRITTEN CONSENT



To the Shareholders of Worldwide Equipment Corp.:


         The attached Information Statement is being mailed on or about February 25, 2001 to all of Worldwide Equipment Corp.'s (the "Company") shareholders of record as of February 5, 2001, pursuant to Regulation 14C of the Securities Exchange Act of 1934, as amended.

         By written consent dated February 15, 2001, the holders of a majority of the shares entitled to vote have approved an amendment to the Company's Articles of Incorporation which will change the name of the Company to OnCure Technologies Corp. No further shareholder vote is required in connection herewith.

         The attached Information Statement also constitutes notice of action taken without a meeting of shareholders as required by Section 607.0704 of the Florida Business Corporation Act.

         The Company's ticker symbol will change to ONCU.


                                       By Order of the Board of Directors

                                       /s/ Jeffrey A. Goffman
                                       ----------------------------------
                                       Jeffrey A. Goffman
                                       Chief Executive Officer




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                            WORLDWIDE EQUIPMENT CORP.
                       700 YGNACIO VALLEY ROAD, SUITE #300
                             WALNUT CREEK, CA 94596


                        --------------------------------

                              INFORMATION STATEMENT

                        --------------------------------



         The attached Information Statement is being mailed on or about February 25, 2001 to all of Worldwide Equipment Corp.'s shareholders of record as of February 5, 2001, pursuant to Regulation 14C of the Securities Exchange Act of 1934, as amended.


         WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY


OUR PROPOSED NAME CHANGE

         Worldwide Equipment Corp. is pleased to announce that we intend to change our name to OnCure Technologies Corp. by filing an amendment to our Articles of Incorporation with the Florida Secretary of State on or after March 19, 2001. The text of the name change amendment is attached hereto as Exhibit A. The decision to change the Company's name follows from the Company's merger with U.S. Cancer Care, Inc. in January 2001. As a result of the merger, U.S. Cancer Care, Inc. shareholders now own approximately 91% of the Company's fully diluted Common Stock and control the management and operations of the Company. U.S. Cancer Care, Inc. provides management services to outpatient and hospital owned radiation therapy cancer treatment centers throughout the United States. The Company's board of directors believes that the proposed name will better reflect this business focus.

APPROVAL OF AMENDMENT

         Section 607.394 of the Florida Business Corporation Act provides that any action required to be taken at a special or annual meeting of the stockholders of a Florida corporation may be taken by written consent, in lieu of a meeting, if the consent is signed by stockholders owning at least that number of shares which is sufficient to take the action. Pursuant to Section
607.1003 of the Florida Business Corporation Act, an amendment to our Articles of Incorporation requires approval by holders of a majority of shares entitled to vote. Our Board of Directors, and shareholders owning 6,650,462 shares, or 51.14% of the 13,004,816 shares entitled to vote, consented to the amendment by written consent in lieu of a meeting on February 15, 2001. This information statement is your notice that the name change has been approved; you will receive no further notice when the change becomes effective.


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SHARE CERTIFICATES

         Following the name change, the share certificates you now hold will continue to be valid. In the future, new share certificates will contain a legend noting the change in name or will be issued bearing the new name, but this in no way will affect the validity of your current share certificates.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

         The following table shows certain information relating to the beneficial ownership of the Company as of February 5, 2001 of (i) each person known to us to be the beneficial owner of more than 5% of our voting shares,
(ii) each of our directors and executive officers, and (iii) all directors and executive officers as a group.

                                                              Amount and Nature         Percent of
Name and Address                               Title of         of Beneficial         Shares Eligible
of Beneficial Owner (1)                          Class         Ownership (2)(3)         to Vote (2)
-----------------------                          -----         ----------------         -----------

Shyam B. Paryani                                Common              422,098                 5.70%
                                               Preferred            320,513

Jeffrey A. Goffman                              Common            1,075,000                 8.23

Richard Padelford                               Common              161,000                 1.23

Randy C. Sklar                                  Common              150,000                 1.14

W. Brian Fuery                                  Common            1,073,833                 8.03

Stanley A. Trotman, Jr.                         Common              130,400                 1.00

Gordon C. Rausser                               Common              162,500                 1.25

Charles J. Jacobson                             Common              186,000                 1.42

John J. Fuery                                   Common            1,827,834                13.79

John H. Zeeman                                  Common                    0                 0.00

John W. Wells, Jr.                              Common              129,634                 3.46
                                               Preferred            320,513

Douglas McBride                                 Common               16,000                 0.12

DVI Financial Services, Inc.                    Common              448,575                11.92
5355 Town Center Road
Boca Raton, FL 33486

Mercurius Beleggingsmaatschappij BV            Preferred            769,231                 5.91
Akerstraat 126
6417 BR Heerlen
Netherlands



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Avanti BV                                      Preferred            769,231                 5.91
Akerstraat 126
6417 AG Heerlen
Netherlands

Alpine Venture Capital Partners, LP            Preferred          1,538,462                11.83
515 North Flagler Drive, Suite 1200
West Palm Beach, FL 33401

Officers and Directors as a Group               Common            5,339,299                45.99
                                               Preferred            641,026

----------

(1) Unless otherwise indicated, the address of all persons listed is c/o U.S. Cancer Care, Inc., 700 Ygnacio Valley Road, Suite #300, Walnut Creek, CA 94596.

(2) Common Stock includes shares (i) underlying options and warrants currently exercisable or exercisable within 60 days of February 5, 2001, and/or (ii) issuable upon conversion of non-voting Preferred Stock currently convertible or convertible within 60 days of February 5, 2001, which are deemed outstanding for the purpose of computing the amount of shares owned by, and percentage ownership of, the person holding the options or warrants, but are not deemed outstanding for the purpose of computing the percentage ownership of any other person.

         The listed number of Preferred Stock shares reflects the number of votes to which the person holding such shares is entitled, not the actual number of shares owned.

(3) We believe, based on information provided by these persons, that the persons listed have sole voting and investment power with respect to all shares shown as beneficially owned by them. Furthermore, information presented in this table and related notes have been obtained from the beneficial owner or from reports filed by the beneficial owner with the Securities and Exchange Commission under
         Section 13 of the Securities Exchange Act of 1934.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

         No director, executive officer, or associate of any director, or executive officer, or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the proposed name change.

NO DISSENTER'S RIGHTS

         Under the Florida Business Corporation Act, shareholders are not entitled to dissenter's rights with respect to the Company's proposed amendment to the Company's Articles of Incorporation to change its name.



                                        By Order of the Board of Directors


                                        /s/ Jeffrey A. Goffman
                                        ----------------------------------
                                        Jeffrey A. Goffman
                                        Chief Executive Officer

                                                                      EXHIBIT A


                              ARTICLES OF AMENDMENT
                                       TO
                            ARTICLES OF INCORPORATION
                                       OF
                            WORLDWIDE EQUIPMENT CORP.


Pursuant to Section 607.1006 of the Florida Business Corporation Act, this Florida profit corporation adopts the following articles of amendment to its articles of incorporation:

FIRST: Section 1 of the articles of incorporation is hereby amended to read in its entirety as follows:

                  1.  The name of the Corporation is OnCure Technologies Corp.

SECOND: The amendment was approved by the shareholders on February 15, 2001.
        The number of votes cast for the amendment were sufficient for approval.

Signed this 19th day of March, 2001.



                                               ----------------------------
                                               Jeffrey A. Goffman
                                               Chief Executive Officer